SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM 8-K

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                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report: May 21, 2002 Commission file number: 1-6187

                                ALBERTSON'S, INC.
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             (Exact name of Registrant as specified in its Charter)

                Delaware                             82-0184434
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(State of Incorporation)                   (Employer Identification Number)


250 Parkcenter Blvd., P.O. Box 20, Boise, Idaho               83726
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:       (208) 395-6200
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Item 5.  Other Events.

         On May 21, 2002, Albertsons', Inc. issued its press release raising first quarter 2002 earnings pre share guidance and reporting preliminary sales for the first quarter of 2002, which is attached hereto as Exhibit 99.1.



Exhibit
No.                        Description

99.1                       Press Release dated May 21, 2002.


                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, Albertson's, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           ALBERTSON'S, INC.



Date:     May 21, 2002                     BY:   /s/ John R. Sims
                                                 John R. Sims
                                                 Executive Vice President
                                                 and General Counsel